© 2016 SunTrust Banks, Inc. SunTrust is a federally registered trademark of SunTrust Banks, Inc. 4Q 16 EARNINGS PRESENTATION January 20, 2017

2 This presentation should be read in conjunction with the financial statements, notes and other information contained in the Company’s forthcoming Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. Non-GAAP Financial Measures This presentation includes non-GAAP financial measures to describe SunTrust’s performance. The reconciliations of those measures to GAAP measures are provided within or in the appendix of this presentation beginning on slide 24. In this presentation, consistent with Securities and Exchange Commission Industry Guide 3, the Company presents total revenue, net interest income, net interest margin, and efficiency ratios on a fully taxable equivalent (“FTE”) and annualized basis. The FTE basis adjusts for the tax-favored status of net interest income from certain loans and investments using a federal tax rate of 35% and state income taxes where applicable to increase tax-exempt interest income to a taxable-equivalent basis. The Company believes this measure to be the preferred industry measurement of net interest income and it enhances comparability of net interest income arising from taxable and tax-exempt sources. Total revenue-FTE equals net interest income-FTE plus noninterest income. The Company presents the following additional non-GAAP measures because many investors find them useful. Specifically: • The Company presents certain capital information on a tangible basis, including tangible common equity, the ratio of tangible common equity to tangible assets, and tangible book value per share. These measures exclude the after-tax impact of purchase accounting intangible assets. The Company believes these measures are useful to investors because, by removing the effect of intangible assets that result from merger and acquisition activity (the level of which may vary from company to company), it allows investors to more easily compare the Company’s capital adequacy to other companies in the industry. These measures are used by management to analyze capital adequacy of the Company. • Similarly, the Company presents an efficiency ratio-FTE and a tangible efficiency ratio-FTE. The efficiency ratio is computed by dividing noninterest expense by total revenue. Efficiency ratio-FTE is computed by dividing noninterest expense by total revenue-FTE. The tangible efficiency ratio-FTE excludes the amortization related to intangible assets and certain tax credits. The Company believes this measure is useful to investors because, by removing the impact of amortization (the level of which may vary from company to company), it allows investors to more easily compare the Company’s efficiency to other companies in the industry. This measure is also utilized by management to assess the efficiency of the Company and its lines of business. • The Company presents the Basel III Common Equity Tier 1 (CET1) ratio on a fully-phased in basis. The fully phased-in ratio consider a 250% risk-weighting for MSRs and deduction from capital of certain carryforward DTAs, the overfunded pension asset, and other intangible assets. The Company believes this measure may be useful to investors who wish to understand the Company's current compliance with future regulatory requirements. This measure is used by management to analyze capital adequacy of the Company. Important Cautionary Statement about Forward-Looking Statements This presentation contains forward-looking statements. Statements regarding future levels of the net interest margin, personnel expense, efficiency ratio, occupancy costs, branches, net charge-offs, loan loss provision expense, ALLL ratio, mortgage production income, mortgage servicing income, the size of the securities portfolio, capital return, and Pillar Financial’s future contribution to revenue, ROA, ROE, and net income are forward-looking statements. Also, any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” “initiatives,” “opportunity,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could"; such statements are based upon the current beliefs and expectations of management and on information currently available to management. Such statements speak as of the date hereof, and we do not assume any obligation to update the statements made herein or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. Forward-looking statements are subject to significant risks and uncertainties. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Part I, Item 1A., “Risk Factors,” in our Annual Report on Form 10-K for the year ended December 31, 2015 and in other periodic reports that we file with the SEC. Those factors include: current and future legislation and regulation could require us to change our business practices, reduce revenue, impose additional costs, or otherwise adversely affect business operations or competitiveness; we are subject to increased capital adequacy and liquidity requirements and our failure to meet these would adversely affect our financial condition; the fiscal and monetary policies of the federal government and its agencies could have a material adverse effect on our earnings; our financial results have been, and may continue to be, materially affected by general economic conditions, and a deterioration of economic conditions or of the financial markets may materially adversely affect our lending and other businesses and our financial results and condition; changes in market interest rates or capital markets could adversely affect our revenue and expenses, the value of assets and obligations, and the availability and cost of capital and liquidity; our earnings may be affected by volatility in mortgage production and servicing revenues, and by changes in carrying values of our MSRs and mortgages held for sale due to changes in interest rates; disruptions in our ability to access global capital markets may adversely affect our capital resources and liquidity; we are subject to credit risk; we may have more credit risk and higher credit losses to the extent that our loans are concentrated by loan type, industry segment, borrower type, or location of the borrower or collateral; we rely on the mortgage secondary market and GSEs for some of our liquidity; loss of customer deposits could increase our funding costs; we are subject to litigation, and our expenses related to this litigation may adversely affect our results; we may incur fines, penalties and other negative consequences from regulatory violations, possibly even inadvertent or unintentional violations; we are subject to certain risks related to originating and selling mortgages, and may be required to repurchase mortgage loans or indemnify mortgage loan purchasers as a result of breaches of representations and warranties, or borrower fraud, and this could harm our liquidity, results of operations, and financial condition; we face certain risks as a servicer of loans; we are subject to risks related to delays in the foreclosure process; clients could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; consumers and small businesses may decide not to use banks to complete their financial transactions, which could affect net income; we have businesses other than banking which subject us to a variety of risks; negative public opinion could damage our reputation and adversely impact business and revenues; we rely on other companies to provide key components of our business infrastructure; competition in the financial services industry is intense and we could lose business or suffer margin declines as a result; maintaining or increasing market share depends on market acceptance and regulatory approval of new products and services; our ability to receive dividends from our subsidiaries or other investments could affect our liquidity and ability to pay dividends; any reduction in our credit rating could increase the cost of our funding from the capital markets; we have in the past and may in the future pursue acquisitions, which could affect costs and from which we may not be able to realize anticipated benefits; we depend on the expertise of key personnel, and if these individuals leave or change their roles without effective replacements, operations may suffer; we may not be able to hire or retain additional qualified personnel and recruiting and compensation costs may increase as a result of turnover, both of which may increase costs and reduce profitability and may adversely impact our ability to implement our business strategies; our framework for managing risks may not be effective in mitigating risk and loss to us; our controls and procedures may not prevent or detect all errors or acts of fraud; we are at risk of increased losses from fraud; a failure in or breach of our operational or security systems or infrastructure, or those of our third party vendors and other service providers, including as a result of cyber-attacks, could disrupt our businesses, result in the disclosure or misuse of confidential or proprietary information, damage our reputation, increase our costs and cause losses; the soundness of other financial institutions could adversely affect us; we depend on the accuracy and completeness of information about clients and counterparties; our accounting policies and processes are critical to how we report our financial condition and results of operation, and they require management to make estimates about matters that are uncertain; depressed market values for our stock and adverse economic conditions sustained over a period of time may require us to write down some portion of our goodwill; our financial instruments measured at fair value expose us to certain market risks; our stock price can be volatile; we might not pay dividends on our stock; and certain banking laws and certain provisions of our articles of incorporation may have an anti-takeover effect. IMPORTANT CAUTIONARY STATEMENT

3 1. 2015 included $0.17 related to discrete benefits, excluding these benefits, adjusted EPS was $3.41. 2016 included $0.05 related to discrete benefits, excluding these benefits, adjusted EPS was $3.55 2. FY 2016 GAAP efficiency ratio is 62.6%. Please refer to slide 24 of the appendix for the GAAP reconciliations 3. Basel III CET1 ratio (transitional) is 9.6%. Please refer to slide 25 of the appendix for Basel III CET1 (transitional) to Basel III CET1 (fully phased-In) reconciliation 4Q 16 EARNINGS OVERVIEW Prior Quarter Variance • EPS decreased $0.01 → Higher net interest income offset by lower noninterest income (primarily mortgage-related) Prior Year Variance • EPS decreased $0.01 → Prior year quarter (4Q 15) included $0.03 of discrete tax benefits → Strategic investments resulted in 7% revenue growth, partially offset by increased provision expense Full Year Variance • EPS increased $0.02 → When adjusting for non-core benefits in each year ($0.17 in 2015 and $0.05 in 2016), EPS increased $0.14, or 4%1 → Driven by strong revenue growth and higher capital return, partially offset by a higher provision expense and higher noninterest expense EPS Trends Profitability • $35 million increase in net interest income driven by 4 bp increase in NIM and 1% earning asset growth → Offset by $64 million decline in mortgage-related income • FY 2016 tangible efficiency ratio2 improved 65 bps relative to FY 2015 → Making further progress towards medium-term goal of <60% Balance Sheet • Strong deposit and earning asset growth → Average client deposits increased $2.7 billion → Average earning assets increased $2.0 billion Credit & Capital • Asset quality remains strong and within guidance → NCO ratio increased 3 bps to 0.38% o FY 2016 NCO ratio of 34 bps → NPL ratio decreased 8 bps to 0.59% → Provision expense stable • 9.5% Basel III CET1 ratio (fully phased- in)3 Key Highlights All changes reflect sequential (3Q 16 to 4Q 16) trends, unless otherwise noted $0.91 $0.84 $0.94 $0.91 $0.90 4Q 15 1Q 16 2Q 16 3Q 16 4Q 16 2015 2016 $3.58 $3.60

4 $1,246 $1,282 $1,288 $1,308 $1,343 $1,281 $1,318 $1,323 $1,342 $1,377 2.98% 3.04% 2.99% 2.96% 3.00% 4Q 15 1Q 16 2Q 16 3Q 16 4Q 16 Net Interest Income Net Interest Income (FTE) NIM (FTE) NET INTEREST INCOME1 Net interest income bolstered by NIM expansion and continued balance sheet growth ($ in millions) Prior Quarter Variance • Net interest margin (FTE) increased 4 bps → Driven by higher loan yields resulting from the increase in short-term rates → Steeper yield curve also benefitted securities portfolio • Net interest income (FTE) increased $35 million, or 3%, as a result of NIM improvement and continued balance sheet growth Prior Year Variance • Net interest margin (FTE) increased 2 bps, driven by: → Higher loan yields resulting from the increases in short-term rates → Continued positive mix shift in the portfolio; average loan yields up 13 bps → Partially offset by higher funding costs and spread compression • Net interest income (FTE) increased $96 million, or 7%, driven by the same factors impacting the sequential increase 1. On this slide, net interest income is reported on an unadjusted and fully taxable-equivalent (“FTE”) basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. SunTrust believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts. Net interest margin is calculated as net interest income (FTE) divided by average earning assets (on an annualized basis) 2. Please refer to slide 24 for a reconciliation of net interest income to net interest income (FTE) 2

5 Ongoing, strategic investments and continued focus on deepening client relationships drives 7% YoY increase in noninterest income NONINTEREST INCOME ($ in millions) Prior Quarter Variance • Noninterest income decreased $74 million, or 8%, as a result of: → $64 million decrease in mortgage-related income due to higher, and more volatile, interest rates, which negatively impacted both production and servicing o Servicing income should normalize in 1Q 17 → $32 million decrease in capital markets-related income, given the record quarter in 3Q 16 → Partially offset by $41 million increase in other income as a result of discrete client-driven transactions in 4Q 16 and certain impairments in 3Q 16 Prior Year Variance • Noninterest income increased $50 million, or 7% → Driven primarily by growth in capital markets and mortgage production o 2016 marks the 9th consecutive year of record investment banking income, up 7% compared to 2015 o Market share gains in mortgage origination continue, up 10 bps compared to 20151 $765 $781 $898 $889 $815 4Q 15 1Q 16 2Q 16 3Q 16 4Q 16 1. Source: Inside Mortgage Finance. Represents change from FY 2015 relative to the 9 months ended September 30, 2016

6 NONINTEREST EXPENSE Prior Quarter Variance • Noninterest expense down 1% → Lower compensation costs, outside processing, and operating losses partially offset by higher marketing costs and other noninterest expense Prior Year Variance • Noninterest expense increased 8% → Driven by growth related to ongoing, strategic investments, improved business performance, investments in technology, and increased regulatory and compliance costs ($ in millions) $1,288 $1,318 $1,345 $1,409 $1,397 4Q 15 1Q 16 2Q 16 3Q 16 4Q 16

7 71.7% 68.9% 65.3% 62.9% 62.6% 62.0% 61%- 62% <60% 72.3% 69.4% 65.5% 63.2% 63.1% 62.6% 2011 2012 2013 2014 2015 2016 2017 Achieved 2016 goal by delivering 65 bps YoY improvement; committed to further progress 1. The efficiency ratio and tangible efficiency ratios are reported on fully taxable-equivalent (“FTE”) basis. The FTE basis adjusts net interest income for the tax-favored status of income from certain loans and investments. Unadjusted net interest income can be found on slide 4 2. 2011, 2012, 2013, and 2014 values represent the adjusted efficiency ratio and adjusted tangible efficiency ratio. Adjusted figures are intended to provide management and investors information on trends that are more comparable across periods and potentially more comparable across institutions. Please refer to slide 24 of the appendix for reconciliations related to the efficiency ratio. Note: Publicly stated goal refers to tangible efficiency ratio 62.1% 62.3% 60.1% 62.5% 63.1% 63.0% 62.8% 60.6% 63.1% 63.7% 4Q 15 1Q 16 2Q 16 3Q 16 4Q 16 Medium -Term Target (2019) EFFICIENCY RATIO & TANGIBLE EFFICIENCY RATIO1 Efficiency Ratio Tangible Efficiency Ratio 2 2 2 2

8 $1,752 $1,770 $1,774 $1,743 $1,709 1.29% 1.27% 1.25% 1.23% 1.19% 4Q 15 1Q 16 2Q 16 3Q 16 4Q 16 ALLL ALLL Ratio $51 $101 $146 $97 $101 4Q 15 1Q 16 2Q 16 3Q 16 4Q 16 CREDIT QUALITY  ALLL declined due to resolution of problem energy credits Overall asset quality remains stable and strong; NPLs improve ($ in millions)  NPLs decline, driven by the resolution of problem energy credits  Full year NCO ratio of 34 bps Nonperforming Loans Net Charge-offs Provision for Credit Losses Allowance for Loan and Lease Losses $79 $71 $67 $93 $96 $4 $14 $70 $33 $40 0.24% 0.25% 0.39% 0.35% 0.38% 4Q 15 1Q 16 2Q 16 3Q 16 4Q 16 NCOs (ex-energy) Energy NCOs Total NCO Ratio (annualized) $498 $555 $590 $612 $615 $174 $420 $354 $337 $230 0.49% 0.70% 0.67% 0.67% 0.59% 4Q 15 1Q 16 2Q 16 3Q 16 4Q 16 NPLs (ex-energy) Energy NPLs Total NPL Ratio $83 $85 $137 $136 $126 $672 $975 $944 $845 $949

9 LOANS Average performing loans stable sequentially, up 5% YoY ($ in billions, average balances) 1. Includes consumer other direct, consumer student-guaranteed, and consumer credit cards Note: Totals may not foot due to rounding Prior Quarter Variance • Average performing loans up slightly (muted by $1 billion auto loan sale in September) • Period-end loans up $1.8 billion, or 1% → Growth concentrated in consumer lending (+5%) and C&I (+1%) Prior Year Variance • Average performing loans increased $7.0 billion, or 5% • Targeted investments drive $3.7 billion increase in consumer lending → Consumer direct1 up $3.2 billion (+27%) • Commercial loans up $3.0 billion, or 4%, driven by growth of C&I and commercial construction $74.4 $76.4 $77.6 $77.1 $77.4 $38.5 $38.6 $38.8 $39.0 $38.8 $21.8 $22.7 $23.9 $25.2 $25.5 $134.7 $137.6 $140.3 $141.3 $141.7 4Q 15 1Q 16 2Q 16 3Q 16 4Q 16 Commercial Residential Consumer

10 DEPOSITS Deposit growth momentum continues in 4Q; average client deposits up 2% QoQ and 7% YoY ($ in billions, average balances) Prior Quarter Variance • Average client deposits increased $2.7 billion, or 2%, as a result of growth in NOW and DDA accounts • Period-end balances up 1% Prior Year Variance • Average client deposit balances up 7% • Deposit growth driven by continued success in expanding and deepening client relationships → CPWM average deposits up $5.7 billion, or 6% → Wholesale Banking average deposits up $3.4 billion, or 6% $52.3 $53.1 $53.2 $54.5 $54.4 $42.6 $42.1 $43.0 $43.6 $44.8 $37.3 $38.0 $41.7 $41.2 $42.9 $9.9 $9.9 $9.9 $9.7 $9.6 $6.1 $6.2 $6.4 $6.3 $6.3 $148.2 $149.2 $154.2 $155.3 $158.0 4Q 15 1Q 16 2Q 16 3Q 16 4Q 16 Money Market DDA (Nonint bearing) NOW Time Savings

11 $43.45 $44.97 $46.14 $46.63 $45.38 $31.45 $32.90 $33.98 $34.34 $32.95 4Q 15 1Q 16 2Q 16 3Q 16 4Q 16 Book Value Per Share Tangible Book Value Per Share CAPITAL POSITION Book value and tangible book value per share3 up 4% and 5% YoY, respectively ($ in billions, except per-share data) Total Equity & Tangible Common Equity Ratios2 Basel III Common Equity Tier 1 (fully phased-in)1 Book Value / Tangible Book Value Per Share3 1. Current quarter amounts are estimated at the time of the earnings release and subject to revision. Please refer to slide 25 of the appendix for additional details on the current quarter’s calculation 2. Please refer to slide 26 of the appendix for a reconcilement of total equity to tangible common equity and total assets to tangible assets 3. Please refer to slide 26 of the appendix for a reconcilement of book value per share to tangible book value per share 12.4% 12.3% 12.1% 12.1% 11.8% 8.7% 8.9% 8.8% 8.6% 8.2% 4Q 15 1Q 16 2Q 16 3Q 16 4Q 16 Avg. Equity/Avg. Assets Tangible Common Equity/Tangible Assets $16.4 $16.5 $16.7 $16.8 $16.9 10.0% 9.9% 9.8% 9.8% 9.6% 9.8% 9.8% 9.7% 9.7% 9.5% 0 0 0 0 0 0 0 4Q 15 1Q 16 2Q 16 3Q 16 4Q 16 Basel III CET1 ratio Basel III fully phased-in CET1 ratio

CONSUMER BANKING & PWM HIGHLIGHTS

Solid loan, deposit, and revenue momentum

($ in millions)	4Q 15	3Q 16	4Q 16	FY 15	FY 16	% Chg Prior Yr
Net Interest Income (FTE)	$701	$721	$734	$2,729	$2,857	5 %
Noninterest Income	372	387	364	1,507	1,472	(2)%
Total Revenue (FTE)	1,073	1,108	1,098	4,236	4,329	2 %
Provision for Credit Losses	36	30	78	137	185	35 %
Noninterest Expense	743	790	764	2,939	3,056	4 %
Net Income	**$186**	**$180**	**$162**	**$729**	**$684**	**(6)%**
Key Statistics ($ in billions)						
Total Loans (average)	$40.8	$43.4	$43.4	$40.6	$42.7	5 %
Client Deposits (average)	$91.6	$95.9	$97.3	$91.1	$95.9	5 %
Managed Assets (EOP)	$52.8	$53.4	$53.2	$52.8	$53.2	1 %
Efficiency Ratio	69.2%	71.4%	69.5%	69.4%	70.6%	
Tangible Efficiency Ratio[1]	67.7%	69.9%	68.1%	67.8%	69.1%	

Prior Quarter Variance

- Net interest income (FTE) up 2% driven by growth in deposits and improved loan spreads
- Noninterest income decreased 6% driven by discrete benefits in 3Q 16 and the impact of posting order changes
- Noninterest expense decreased 3% primarily driven by a renegotiated vendor agreement and lower operating losses
- Net income decreased 10% largely due to a higher provision expense, as a result of lower reserve releases related to home equity

Prior Year Variance

- Net interest income (FTE) increased 5% due to strong loan and deposit growth
- Noninterest income decreased slightly, primarily due to lower wealth management-related income and posting order changes
- Net income decreased $24 million due to a higher provision expense, as a result of lower reserve releases related to home equity

Full Year Variance

- Total revenue (FTE) up 2%
  - → Net interest income (FTE) increased $128 million, or 5%, as a result of strong loan and deposit growth and higher-return loan mix
  - → Managed Assets up 1% due to strategic growth of retail asset management product
- Increase in noninterest expense driven by investments in branch network optimization, increased investments related to revenue growth opportunities and technology, and higher operating losses
- Net income decreased $45 million as a result of higher noninterest expense and provision expense

1. Please refer to page 25 of the earnings press release for a reconciliation of efficiency ratio to tangible efficiency ratio

12

SunTrust

WHOLESALE BANKING HIGHLIGHTS

Continued momentum drives record revenue year

($ in millions)	4Q 15	3Q 16	4Q 16	FY 15	FY 16	% Chg Prior Yr
Net Interest Income (FTE)	$487	$494	$520	$1,919	$1,985	3 %
Noninterest Income	265	320	327	1,180	1,234	5 %
Total Revenue (FTE)	752	815	847	3,099	3,219	4 %
Provision for Credit Losses	64	68	19	137	272	NM
Noninterest Expense	385	427	439	1,551	1,693	9 %
Net Income	**$215**	**$224**	**$266**	**$952**	**$867**	**(9)%**
Key Statistics ($ in billions)						
Total Loans (average)	$68.9	$71.6	$71.9	$67.9	$71.6	5 %
Client Deposits (average)	$54.1	$55.9	$57.4	$50.4	$55.3	10 %
Efficiency Ratio	51.2%	52.4%	51.9%	50.0%	52.6%	
Tangible Efficiency Ratio[1]	48.3%	50.2%	49.7%	48.2%	50.5%	

Prior Quarter Variance

- Net interest income (FTE) up 5% as a result of slightly higher loan spreads and strong deposit growth
- Noninterest income increased 2% despite decline in capital markets-related income from record 3Q 16 level
  - → Driven by increased client-transaction activity in Structured Real Estate and SunTrust Community Capital
- Net income increased $42 million, due to a lower provision expense (energy-related) and strong revenue growth

Prior Year Variance

- Noninterest income increased 23% due to growth in capital markets-related income
  - → Investment banking income increased 17%
  - → Trading income increased 38%
- Net income increased $51 million due to strong revenue trends (+13%) and a lower provision expense (energy-related)

Full Year Variance

- Net interest income (FTE) increased 3% due to strong loan and deposit growth
- Noninterest income increased 5%, driven largely by 7% growth in investment banking income
  - → Broad-based growth across majority of products; amplified by success of One-Team approach
- Noninterest expense increased 9%, driven by increased compensation expenses (improved business performance), investments in technology, and increased operating losses
- Net income decreased $85 million as solid revenue trends (+4%) were offset by a higher provision expense (energy-related)

1. Please refer to page 26 of the earnings press release for a reconciliation of efficiency ratio to tangible efficiency ratio

13
SunTrust

MORTGAGE BANKING HIGHLIGHTS

Solid market share gains in both production and servicing

($ in millions)	4Q 15	3Q 16	4Q 16	FY 15	FY 16	% Chg Prior Yr
Net Interest Income (FTE)	$116	$111	$113	$483	$448	(7)%
Noninterest Income	114	167	102	460	559	22 %
Total Revenue (FTE)	230	278	215	943	1,007	7 %
Provision/ (Benefit) for Credit Losses	(49)	(1)	4	(110)	(13)	NM
Noninterest Expense	171	196	185	681	732	7 %
Net Income	**$68**	**$52**	**$20**	**$287**	**$183**	**(36)%**
Key Statistics ($ in billions)						
Servicing Portfolio for Others (EOP)	$121.0	$123.9	$129.6	$121.0	$129.6	7 %
Production Volume	$5.0	$8.5	$8.7	$22.7	$29.4	29 %
Application Volume	$6.7	$11.9	$8.3	$33.0	$40.6	23 %
Efficiency Ratio	74.4%	70.2%	86.0%	72.2%	72.7%	

Prior Quarter Variance

- Noninterest income declined 39% driven by lower production and servicing income as a result of increased rates
  - → Decrease in production income due to lower refinancing activity and lower gain-on-sale margins
  - → Servicing income decreased $24 million primarily due to lower hedge performance and increased decay expense
    - o Servicing income should normalize in 1Q17
- Noninterest expense declined 6% due to lower operating losses

Prior Year Variance

- Noninterest income declined as higher production income was offset by lower servicing income (increased decay expense and lower net hedge performance)
- Noninterest expense increased $14 million due to staffing and volume-related expenses
- Net income down $48 million due to lower servicing income, higher provision expense, and higher noninterest expense

Full Year Variance

- Noninterest income increased 22% due to improved production and servicing income
  - → Production income increased $96 million due to higher volumes and gain-on-sale margins
    - o SunTrust market share increased 10 bps[1]
  - → Servicing income increased $20 million driven by improved hedge performance and portfolio acquisitions (servicing UPB up 7%)
    - o ~$9bn UPB purchased in 4Q 16 (~$3bn transferred in 4Q, ~$6bn will transfer in 1Q)
- Net income decreased $104 million due to lower reserve release and ~$50 million in after-tax discrete recoveries recognized in 2015

1. Source: Inside Mortgage Finance. Represents change from FY 2015 relative to the 9 months ended September 30, 2016

14

SUNTRUST

EXECUTING AGAINST OUR STRATEGIES: WELL POSITIONED FOR FUTURE SUCCESS

Investment Thesis	2016 Accomplishments[1]	Medium-Term Focus & Potential
Strong & Diverse Franchise; Investing in Growth	✓ 5th consecutive year of EPS growth • 7% revenue growth driven by: – Broad-based loan and deposit growth – Continued momentum in capital markets (9th consecutive record year for investment banking income) – Market share gains in mortgage	• Execute Wholesale Banking strategy (add expertise, acquire and deepen client relationships via capital markets and T&PS) • Continue to grow and invest in LightStream and other consumer lending initiatives • Increase advisory-oriented bankers and deepen relationships with mass affluent households • Servicing portfolio growth will partially buffer decline in mortgage production
Improving Efficiency & Returns	✓ 5th consecutive year of efficiency improvements • Met 2016 goal: 65 bp reduction in tangible efficiency ratio relative to FY 2015 • Maintained focus on returns – $1 billion auto loan sale – Increased capital return	• <60% Medium-Term (2019) Efficiency Ratio Goal – Will be achieved via revenue growth (see above) and disciplined expense management – Various strategies and initiatives underway to mitigate expense growth and improve operating leverage in 2017 and beyond – 7% net branch reduction (91 branches) to be completed by end of 2Q 17
Strong Capital Position	✓ 5th consecutive year of increased capital return • 15% increase in 2016 capital return – 9% increase in dividends per share – 22% increase in share repurchases • Completed acquisition of Pillar Financial	• Continued opportunity to increase dividends and share buybacks • Continue to adhere to strong underwriting standards in order to drive strong CCAR performance and through-the-cycle returns • Evaluate targeted growth and acquisition opportunities

1. Figures refer to the YoY change of FY 2015 vs. FY 2016 unless otherwise noted

15
SUNTRUST

APPENDIX

17 5-QUARTER FINANCIAL HIGHLIGHTS 1. Please refer to slide 24 of the appendix for the GAAP reconciliations 2. Please refer to slide 25 of the appendix for Common Equity Tier 1 (Basel III Transitional) to Common Equity Tier 1 (Basel III Fully Phased-In) reconciliation 3. Please refer to slide 26 of the appendix for a reconcilement to book value per share 4Q 15 1Q 16 2Q 16 3Q 16 4Q 16 2015 2016 EPS $0.91 $0.84 $0.94 $0.91 $0.90 $3.58 $3.60 Efficiency Ratio (FTE) 63.0% 62.8% 60.6% 63.1% 63.7% 63.1% 62.6% Tangible Efficiency Ratio (FTE)1 62.1% 62.3% 60.1% 62.5% 63.1% 62.6% 62.0% Net Interest Margin (FTE) 2.98% 3.04% 2.99% 2.96% 3.00% 2.91% 3.00% Return on Average Assets 1.01% 0.93% 1.00% 0.94% 0.91% 1.02% 0.94% Average Performing Loans ($ in billions) $134.7 $137.6 $140.3 $141.3 $141.7 $133.0 $140.2 Average Client Deposits ($ in billions) $148.2 $149.2 $154.2 $155.3 $158.0 $144.2 $154.2 NPL Ratio 0.49% 0.70% 0.67% 0.67% 0.59% 0.49% 0.59% NCO Ratio 0.24% 0.25% 0.39% 0.35% 0.38% 0.26% 0.34% ALLL Ratio 1.29% 1.27% 1.25% 1.23% 1.19% 1.29% 1.19% Basel III Common Equity Tier 1 Ratio (fully phased-in)2 9.8% 9.8% 9.7% 9.7% 9.5% 9.8% 9.5% Book Value Per Share $43.45 $44.97 $46.14 $46.63 $45.38 $43.45 $45.38 Tangible Book Value Per Share3 $31.45 $32.90 $33.98 $34.34 $32.95 $31.45 $32.95 Balance Sheet Credit & Capital Profitability

ENERGY PORTFOLIO DETAILS

1.8% of Total Loans Outstanding

Total Loans: $143 billion



Energy: 1.8%
Other: 98.2%

Commentary

- Key portfolio statistics:
  - E&P and OFS represent 31% of portfolio
  - Energy reserves / energy loans: 5%
  - Energy reserves / E&P and OFS loans: 16%
  - $161 million of net charge-offs recognized since October 1, 2015
  - 79% of nonaccrual loans were current as of December 31, 2016
- Strong overall collateral coverage
- Immaterial second lien exposure
- Robust and experienced team with more than 60 energy specialists, including on-staff petroleum reserve engineers
  - Average tenure of 14+ years with SunTrust and 30+ years in risk management

Portfolio Overview ($ in billions)

			Criticized Loans		
Sector	Exposure[1]	Outstandings	Nonaccruals	Criticized Accruing	Total Criticized
Downstream	$1.7	$0.2	0%	28%	28%
Midstream	$4.0	$1.5	0%	1%	1%
Upstream (E&P)	$1.6	$0.4	38%	54%	92%
Drilling / Oilfield Services (OFS)	$1.0	$0.4	19%	35%	54%
Other	$0.1	$0.0	0%	77%	77%
Total	**$8.4**	**$2.6**	**9%**	**18%**	**27%**

Note: All data as of December 31, 2016. Totals may not foot due to rounding
1. Exposure includes loans outstanding and unfunded commitments

18

SUNTRUST

19 MORTGAGE SERVICING INCOME: SUPPLEMENTAL INFORMATION 1. Includes contractually specified servicing fees, late charges, interest curtailment expense, and other ancillary revenues 2. Due primarily to the receipt of monthly servicing fees and from prepayments 3. Includes both the fair value mark-to-market of the MSR asset from changes in market rates and other assumption updates, exclusive of the decay, and the impact of using derivatives to hedge the risk of changes in the fair value of the MSR asset Note: Totals may not foot due to rounding 4Q 15 1Q 16 2Q 16 3Q 16 4Q 16 Servicing Fees1 $93 $87 $92 $94 $93 ($49) ($40) ($55) ($60) ($69) Net MSR Fair Value and Hedge Activity3 $12 $16 $15 $16 $1 Mortgage Servicing Income $56 $62 $52 $49 $25 Memo: Total Loans Serviced for Others (average balance) $121,670 $120,814 $123,629 $124,729 $126,765 Annualized Servicing Fees / Average Loans Serviced for Others (bps) 30 29 30 30 29 Changes in MSR Value from Collection/Realization of Cash Flow (Decay)2 ($ in millions)

30-89 DAY DELINQUENCIES BY LOAN CLASS

30-89 Accruing Delinquencies	4Q15	1Q16	2Q16	3Q16	4Q16	Memo: 4Q16 Loan Balance
Commercial & industrial	0.09%	0.16%	0.05%	0.05%	0.05%	$69,213
Commercial real estate	0.05%	0.06%	0.03%	0.04%	0.02%	4,996
Commercial construction	0.01%	-	-	-	-	4,015
Total Commercial Loans	**0.08%**	**0.15%**	**0.04%**	**0.05%**	**0.05%**	**$78,224**
Residential mortgages – guaranteed	-	-	-	-	-	$537
Residential mortgages – nonguaranteed	0.42%	0.35%	0.31%	0.29%	0.32%	26,137
Home equity products	0.66%	0.59%	0.64%	0.63%	0.68%	11,912
Residential construction	0.70%	0.46%	0.11%	0.29%	0.64%	404
Total Residential Loans[1]	**0.51%**	**0.43%**	**0.41%**	**0.40%**	**0.44%**	**$38,990**
Guaranteed student loans	-	-	-	-	-	$6,167
Other direct	0.39%	0.41%	0.33%	0.38%	0.43%	7,771
Indirect	1.01%	0.73%	0.79%	0.99%	1.18%	10,736
Credit cards	0.81%	0.71%	0.70%	0.77%	0.83%	1,410
Total Consumer Loans[2]	**0.78%**	**0.62%**	**0.62%**	**0.74%**	**0.86%**	**$26,084**
Total SunTrust - excl. gov.-guaranteed delinquencies[3]	0.30%	0.29%	0.23%	0.25%	0.27%	$136,594
Impact of excluding gov.-guaranteed delinquencies	0.40%	0.38%	0.35%	0.39%	0.45%	6,704
Total SunTrust - incl. gov.-guaranteed delinquencies[4]	**0.70%**	**0.67%**	**0.58%**	**0.64%**	**0.72%**	**$143,298**

1. Excludes delinquencies on all federally guaranteed mortgages
2. Excludes delinquencies on federally guaranteed student loans
3. Excludes delinquencies on federally guaranteed mortgages and student loans from the calculation
4. Excludes mortgage loans guaranteed by GNMA that SunTrust has the option, but not the obligation, to repurchase

Note: Totals may not foot due to rounding

20
SunTrust

21 Memo: Nonperforming Loans 4Q 15 1Q 16 2Q 16 3Q 16 4Q 16 4Q 16 Loan Balance Commercial & industrial $308 $565 $491 $501 $390 $69,213 Commercial real estate 10 10 10 10 7 4,996 Commercial construction 1 2 2 2 17 4,015 Total Commercial Loans $319 $577 $503 $513 $414 $78,224 Residential mortgages – guaranteed - - - - - $537 Residential mortgages – nonguaranteed 184 198 194 183 177 26,137 Home equity products 145 180 226 235 235 11,912 Residential construction 16 12 13 11 12 404 Total Residential Loans $345 $390 $433 $429 $424 $38,990 Guaranteed student loans - - - - - $6,167 Other direct 6 5 5 5 6 7,771 Indirect 3 3 4 2 1 10,736 Credit cards - - - - - 1,410 Total Consumer Loans $9 $8 $8 $7 $7 $26,084 Total SunTrust $672 $975 $944 $949 $845 $143,298 NPLs / Total Loans 0.49% 0.70% 0.67% 0.67% 0.59% NONPERFORMING LOANS BY LOAN CLASS Note: Totals may not foot due to rounding

22 NET CHARGE-OFF RATIOS BY LOAN CLASS Note: Totals may not foot due to rounding Memo: Net Charge-off Ratio (annualized) 4Q 15 1Q 16 2Q 16 3Q 16 4Q 16 4Q 16 Loan Balance Commercial & industrial 0.15% 0.14% 0.52% 0.41% 0.35% $69,213 Commercial real estate 0.02% (0.10)% (0.01)% 0.01% (0.01)% 4,996 Commercial construction (0.02)% (0.04)% (0.00)% (0.01)% 0.88% 4,015 Total Commercial Loans 0.13% 0.12% 0.46% 0.37% 0.35% $78,224 Residential mortgages – guaranteed - - - - - $537 Residential mortgages – nonguaranteed 0.21% 0.27% 0.20% 0.17% 0.23% 26,137 Home equity products 0.49% 0.55% 0.36% 0.31% 0.37% 11,912 Residential construction 0.49% 0.24% 0.07% 0.11% (0.50)% 404 Total Residential Loans 0.30% 0.36% 0.24% 0.21% 0.26% $38,990 Guaranteed student loans - - - - - $6,167 Other direct 0.53% 0.46% 0.45% 0.51% 0.61% 7,771 Indirect 0.57% 0.56% 0.34% 0.62% 0.81% 10,736 Credit cards 2.19% 2.30% 2.48% 2.20% 2.32% 1,410 Total Consumer Loans 0.51% 0.49% 0.39% 0.52% 0.64% $26,084 Total SunTrust 0.24% 0.25% 0.39% 0.35% 0.38% $143,298

23 NET CHARGE-OFFS BY LOAN CLASS Note: Totals may not foot due to rounding Memo: Net Charge-offs 4Q 15 1Q 16 2Q 16 3Q 16 4Q 16 4Q 16 Loan Balance Commercial & industrial $24 $24 $90 $71 $60 $69,213 Commercial real estate 1 (2) - - - 4,996 Commercial construction - - - - 9 4,015 Total Commercial Loans $25 $22 $90 $71 $69 $78,224 Residential mortgages – guaranteed - - - - - $537 Residential mortgages – nonguaranteed 12 16 12 11 15 26,137 Home equity products 17 18 11 10 11 11,912 Residential construction 1 - - - - 404 Total Residential Loans $30 $35 $24 $21 $26 $38,990 Guaranteed student loans - - - - - $6,167 Other direct 8 7 7 9 12 7,772 Indirect 15 14 9 17 21 10,736 Credit cards 6 6 7 7 8 1,410 Total Consumer Loans $29 $28 $23 $34 $41 $26,084 Total SunTrust $83 $85 $137 $126 $136 $143,298

RECONCILIATION: ADJUSTED EFFICIENCY RATIO (FTE) & ADJUSTED TANGIBLE EFFICIENCY RATIO (FTE)

	4Q 15	1Q 16	2Q 16	3Q 16	4Q 16	2011	2012	2013	2014	2015	2016
Reported (GAAP) Basis											
Net Interest Income	1,246	1,282	1,288	1,308	1,343	5,065	5,102	4,853	4,840	4,764	5,221
Noninterest Income	765	781	898	889	815	3,421	5,373	3,214	3,323	3,268	3,383
Revenue	2,011	2,063	2,186	2,197	2,158	8,486	10,475	8,067	8,163	8,032	8,604
Noninterest Expense[1]	1,288	1,318	1,345	1,409	1,397	6,194	6,284	5,831	5,543	5,160	5,468
Efficiency Ratio	64.1%	63.9%	61.5%	64.1%	64.7%	73.0%	60.0%	72.3%	67.9%	64.2%	63.6%
Reconciliation:											
Net Interest Income	1,246	1,282	1,288	1,308	1,343	5,065	5,102	4,853	4,840	4,764	5,221
FTE Adjustment	35	36	35	34	34	114	123	127	142	142	138
Net Interest Income-FTE	1,281	1,318	1,323	1,342	1,377	5,179	5,225	4,980	4,982	4,906	5,359
Noninterest Income	765	781	898	889	815	3,421	5,373	3,214	3,323	3,268	3,383
Revenue-FTE	2,046	2,099	2,221	2,231	2,192	8,600	10,598	8,194	8,305	8,174	8,742
Adjustment Items (Noninterest Income):											
3Q-4Q 12 student / Ginnie Mae loan sale (losses)							(92)				
Securities gains/ (losses)						197	1,934	(2)	(15)		
HARP 2.0 MSR valuation adjustment						(38)					
GSE mortgage repurchase settlements								(63)			
RidgeWorth sale									105		
Adjusted Noninterest Income	765	781	898	889	815	3,262	3,531	3,279	3,233	3,268	3,383
Adjusted Revenue-FTE[2]	2,046	2,099	2,221	2,231	2,192	8,441	8,756	8,259	8,215	8,174	8,742
Noninterest Expense	1,288	1,318	1,345	1,409	1,397	6,194	6,284	5,831	5,543	5,160	5,468
Adjustment Items (Noninterest Expense):											
Legacy affordable housing impairment						10	96		28		
Charitable contribution of KO shares							38				
Real estate charge							17				
Goodwill impairment											
Loss on debt extinguishment						(3)	16				
Pension curtailment, net of 401(k) contribution						(60)					
Severance						27	40				
Impact of certain legacy mortgage legal matters								323	324		
Mortgage servicing advances allowance increase								96			
Potential mortgage servicing settlement & claims expense						120					
Adjusted Noninterest Expense[2]	1,288	1,318	1,345	1,409	1,397	6,099	6,077	5,412	5,190	5,160	5,468
Amortization Expense	17	10	11	14	14	43	46	23	25	40	49
Adjusted Tangible Expenses[3]	1,271	1,308	1,334	1,395	1,383	6,056	6,031	5,389	5,165	5,120	5,419
Adjusted Efficiency Ratio-FTE[3]	63.0%	62.8%	60.6%	63.1%	63.7%	72.3%	69.4%	65.5%	63.2%	63.1%	62.6%
Adjusted Tangible Efficiency Ratio-FTE[3]	62.1%	62.3%	60.1%	62.5%	63.1%	71.7%	68.9%	65.3%	62.9%	62.6%	62.0%

1. In accordance with updated GAAP, amortization of affordable housing investments of $40 million, $39 million, and $49 million were reclassified and are now presented in provision for income taxes for the 2011, 2012, and 2013, respectively. Previously, the amortization was presented in other noninterest expense
2. Adjusted revenue and expenses are provided as they remove certain items that are material and/or potentially non-recurring. Adjusted figures are intended to provide management and investors information on trends that are more comparable across periods and potentially more comparable across institutions
3. Represents adjusted noninterest expense / adjusted revenue – FTE. Adjusted tangible efficiency ratio excludes amortization expense, the impact of which is (0.85%), (0.48%), (0.51%), (0.60%), (0.65%), (0.51%), (0.53%), (0.22%), (0.31%), (0.49%), and (0.56%) for 4Q 15, 1Q 16, 2Q 16, 3Q 16, 4Q 16, 2011, 2012, 2013, 2014, 2015, and 2016, respectively

Note: 2011, 2012, 2013, and 2014 values represent the adjusted efficiency ratio and adjusted tangible efficiency ratio, 4Q 15, 1Q 16, 2Q 16, 3Q 16, 4Q 16, 2015 and 2016 represent reported efficiency ratio and reported tangible efficiency ratio

24

SUNTRUST

25 RECONCILIATION: COMMON EQUITY TIER 1 RATIO1 1. The Common Equity Tier 1 ratio is subject to certain phase-in requirements under Basel III beginning in 2015, and as such we have presented a reconciliation of the Common Equity Tier 1 ratio as calculated considering the phase-in requirements (Common Equity Tier 1 – Transitional) to the fully phased-in ratio. All figures are estimated at the time of the earnings release and subject to revision 2. Primarily includes the phase-out from capital of certain DTAs, the overfunded pension asset, and other intangible assets 3. Primarily relates to the increased risk weight to be applied to mortgage servicing assets on a fully phased-in basis Note: Totals may not foot due to rounding 4Q 16 Common Equity Tier 1 – Transitional $17.0 Adjustments2 (0.0) Common Equity Tier 1 – Fully phased-in $16.9 Risk-weighted Assets: Common Equity Tier 1 – Transitional $176.0 Adjustments3 2.4 Risk-weighted Assets: Common Equity Tier 1 – Fully phased-in $178.5 Common Equity Tier 1 – Transitional 9.6% Common Equity Tier 1 – Fully phased-in 9.5%

26 RECONCILIATION: NON-GAAP MEASURES Note: Totals may not foot due to rounding 4Q 15 1Q 16 2Q 16 3Q 16 4Q 16 Total Shareholders' Equity $23.4 $24.1 $24.5 $24.4 $23.6 Goodwill, Net of Deferred Taxes (6.1) (6.1) (6.1) (6.1) (6.1) Other Intangible Assets Including MSRs, Net of Deferred Taxes (1.3) (1.2) (1.1) (1.1) (1.7) MSRs 1.3 1.2 1.1 1.1 1.6 Tangible Equity $17.3 $18.0 $18.4 $18.4 $17.5 Noncontrolling Interest (0.1) (0.1) (0.1) (0.1) (0.1) Preferred Stock (1.2) (1.2) (1.2) (1.2) (1.2) Tangible Common Equity $16.0 $16.6 $17.0 $17.0 $16.2 Total Assets 190.8 194.2 198.9 205.1 204.9 Goodwill (6.3) (6.3) (6.3) (6.3) (6.3) Other Intangible Assets Including MSRs, Net of Deferred Taxes (1.3) (1.2) (1.1) (1.1) (1.7) MSRs 1.3 1.2 1.1 1.1 1.6 Tangible Assets $184.5 $187.8 $192.5 $198.7 $198.5 Average Equity / Average Assets 12.4% 12.3% 12.1% 12.1% 11.8% Total Equity / Total Assets 12.3% 12.4% 12.3% 11.9% 11.5% Tangible Equity / Tangible Assets 9.4% 9.6% 9.5% 9.2% 8.8% Tangible Common Equity / Tangible Assets 8.7% 8.9% 8.8% 8.6% 8.2% Book Value Per Common Share $43.45 $44.97 $46.14 $46.63 $45.38 Tangible Book Value Per Common Share $31.45 $32.90 $33.98 $34.34 $32.95